EXHIBIT 23

Consent of Independent Auditors

We have issued our report dated January 30, 2004,  accompanying the consolidated  financial statements of First M &
F Corporation  included in this annual  report (Form 10-K) for the year ended  December 31, 2003. We consent to the incorporation  by reference of said report in the  Registration  Statements  (No.  333-46590 and No.  333-76615) on
Form S-8 and the Registration Statement (No. 333-76611) on Form S-3D.

Ridgeland, Mississippi
March 10, 2004